UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2024

UGI Corporation

(Exact Name of Registrant as Specified in Its Charter)

Pennsylvania (State or Other Jurisdiction of Incorporation)	1-11071 (Commission File Number)	23-2668356 (IRS Employer Identification No.)

500 North Gulph Road, King of Prussia, PA 19406

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: 610 337-1000

Not Applicable

Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, without par value	UGI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective August 7, 2024, the Board of Directors of UGI Corporation (the “Company”) appointed Tina Faraca to serve as Director of the Company. A Committee assignment for Ms. Faraca will be determined at a future Board meeting. Ms. Faraca will receive an annual retainer of $102,500, pro-rated for the number of months she serves as a Director of the Company during the 2024 fiscal year. In addition, it is anticipated that Ms. Faraca will receive an equity grant in January 2025, prorated to include service as a Director during calendar year 2024 and consistent with the Company’s director compensation practices.

Ms. Faraca serves as Executive Vice President (since 2023) and President (since 2022) of U.S. Natural Gas Pipelines for TC Energy Corporation (TSX, NYSE: TRP), a North American energy infrastructure company that safely moves, generates, and stores energy, and she is responsible for leading commercial and operational matters across TC Energy’s regulated natural gas transmission and storage business. Ms. Faraca joined TC Energy in 2020 as Senior Vice President, Commercial, U.S. Natural Gas. Previously, Ms. Faraca served as Chief Commercial Officer (2019–2020) and Senior Vice President, Commercial (2018–2019) of Enable Midstream Partners. Prior to Enable Midstream Partners, Ms. Faraca served in a number of leadership roles with Enbridge (2001–2018), and its predecessors Spectra Energy and Duke Energy, including as Vice President, U.S. Engineering and Construction (2012–2018), Vice President, Strategy Development (2011–2012) and President, Maritimes & Northeast Pipeline (2007–2011). Ms. Faraca earned a Bachelor of Science in petroleum engineering from the Colorado School of Mines.

A copy of the Company’s press release announcing the foregoing is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number:	Description
99.1	Press Release of UGI Corporation dated August 13, 2024.

104	Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UGI Corporation

August 13, 2024	By:	/s/ Jessica A. Milner
	Name:	Jessica A. Milner
	Title:	Secretary